HARDING, LOEVNER FUNDS, INC.

                                                   Annual Report

                                                 October 31, 1998




                                               Portfolios managed by

                                         Harding, Loevner Management, L.P.


                                               International Equity Portfolio


                                                   Global Equity Portfolio


                                                Multi-Asset Global Portfolio






































                                                 600 Fifth Avenue
                                                    26th Floor
                                                New York, NY 10020







Harding, Loevner Funds, Inc.


--------------------------------------------------------------------------------




------------------------------------------------------------------------------














December 3, 1998






Dear Shareholder:

Enclosed is the Annual Report to Shareholders for the fiscal year ended October 31, 1998, as required by regulation.

Our regular quarterly narrative discussing developments in the calendar quarter ended December 31, 1998, will be sent to you shortly.




Sincerely,




David R. Loevner

President







Harding, Loevner Funds, Inc.


------------------------------------------------------------------------------

Table of Contents

------------------------------------------------------------------------------







Performance Information and Statements of Net Assets
       International Equity Portfolio.........................................1
       Global Equity Portfolio................................................6
       Multi-Asset Global Portfolio..........................................11

Statements of Operations.....................................................16

Statements of Changes in Net Assets..........................................17

Financial Highlights.........................................................19

Notes to Financial Statements................................................21

Report of Independent Auditors...............................................25

Supplemental Tax Information.................................................26









Harding, Loevner Funds, Inc.


------------------------------------------------------------------------------

International Equity Portfolio - Overview


October 31, 1998
------------------------------------------------------------------------------



[Graph] Comparison of Changes of $10,000 Investment in Harding, Loevner Funds, Inc. - International Equity Portfolio And The MSCI All Country World Ex-US Index (Gross Dividends Reinvested) And The Lipper International Equity Fund Index. This is an x-y line graph with x being the date (starting 5/11/94 and ending at 10/31/98) and y being the value of the $10,000 investment in the Fund and the Lipper International Equity Fund Index. At 10/31/98 the value of the $10,000 investment in the Fund was $12,189 and the value of the same investment in the Lipper International Equity Fund Index was $13,820 and the value of the same investment in the MSCI All Country World Ex-US Index was $12,558.



-------------------------------------------------------------------------------------------------------------------------------

                                                            Returns For the Periods Ended October 31, 1998
                                                     Cumulative Total Return                  Average Annual Total Return
                                         -------------------------------------------------   -------------------------------

                                             Twelve Months           Since Inception*               Since Inception*

International Equity Portfolio                   0.06%                    21.89%                         4.52%

MSCI All Country World Ex-US Index               4.52%                    25.58%                         5.22%
(gross dividends reinvested)

Lipper International Equity Fund Index           4.64%                    38.20%                         7.50%

----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------
* The International Equity Portfolio [formerly the AMT Capital Fund, Inc. - HLM International Equity Portfolio ("AMT Capital Portfolio")] commenced operations on May 11, 1994. On October 31, 1996, the net assets of the AMT Capital Portfolio were merged into the International Equity Portfolio pursuant to an agreement and plan of reorganization dated October 14, 1996.

------------------------------------------------------------------------------


         The International Equity Portfolio provided a total return of 0.06% for the twelve months ended October 31, 1998. The Portfolio and its predecessor, the HLM International Equity Portfolio of the AMT Capital Fund, Inc., have provided an annualized return of 4.52%, since the latter's inception on May 11, 1994. The Portfolio's benchmark, the MSCI All Country World ex-US Index, returned 4.52% for the fiscal year, and 5.22% for the period since inception. An index of international equity mutual funds compiled by Lipper returned 4.64% and 7.50% for the same periods, respectively. As of December 3, 1998, the net assets of the Portfolio are $333 million.

Review
         The past twelve months have been difficult for the International Equity Portfolio. Returns from the Portfolio trailed the passive and active indices by similar amounts. The primary reasons for this under-performance are:

         First, Southeast Asian markets were poor. The Portfolio had holdings throughout the year in Thailand, but sold Malaysian stocks before the imposition of capital controls in that country. Prices in Singapore were also weak. Overall, returns from Southeast Asian holdings were negative, but losses were much mitigated by the excellent performance of the Portfolio's holdings in Hong Kong, where Johnson Electric and Li & Fung's share prices ended the year at close to their all-time highs.

         Second, emerging markets were weak overall and the Portfolio had significant exposure. In addition to those from holdings in Southeast Asia, returns were negative in Latin America (Mexico and Argentina) and from the single holding in South Africa. Overall, returns would have been 2% higher if the Portfolio had had no emerging market holdings. Our objective is to build a diversified portfolio of high quality companies, whose stocks trade at reasonable prices. The fundamental attractions of companies in emerging markets remain, based upon economies that will, over the long term, grow faster than developed ones. The Portfolio attractions also remain -- emerging markets still provide the opportunity to diversify portfolio risk, despite fears that they would become increasingly correlated with developed markets. On a cyclical basis, markets in Southeast Asia appear to have seen their worst: current account surpluses are re-emerging, and the subsequent restoration of liquidity has enabled interest rates to fall sharply across the region. Currency and stock markets have recovered sharply in these circumstances despite widespread cynicism from the pundits. It remains difficult to find companies that meet our qualitative criteria, but in recent months we have bought a number of holdings in companies such as Singapore media and publishing company, Singapore Press, and regional retailer Dairy Farm. Prices have been savaged, and, as the operating environment improves, the prospects for very high rates of return are good.

         Finally, European markets were generally good, but our stock selection was poor. The exception to this was in the UK, where returns were far higher than those of the market averages, paced by Railtrack, and by Rentokil Initial. On the Continent, our holdings in lowly-valued, cyclical companies hurt absolute returns as well as relative ones. Prices of stocks in companies such as Michelin, IHC, ABB and Surveillance were down in absolute terms during the year. Sentiment was damaged initially by their exposure to Southeast Asia, and then by the fears of a more widespread slowdown in economic activity that followed the Russian debt default and subsequent contraction in credit availability.

         Market instability enabled us to do two things. First, we bought shares for the first time in companies we have long admired at, finally, reasonable prices. Examples are French consumer goods manufacturer, Bic, and Hays, the English distribution and logistics company. Second, we added to positions in companies where we see the possibility of secular growth even in a slowing economic environment, but where the market is skeptical. Examples are WPP, the global advertising giant, CBT, the software training company, and Luxottica, the Italian eyeglass manufacturer with extensive retail interests in the United States.

         The savage downturn in global financial markets in the second half of the year raised the risks of severe economic downturn, and widespread deflationary conditions. To date, the response of monetary authorities led by the Federal Reserve and the Bank of England has been wholely appropriate, and has restored confidence to financial markets. The Portfolio companies' strong management, and great financial strength will enable them to cope successfully with a more difficult environment. Just as importantly, it will enable them to prosper. Ultimately, the success of the Portfolio depends on the success of the companies in which it invests. We believe the stocks are attractively priced, and that the next year promises to be one in which returns will be high.




Harding, Loevner Funds, Inc.
-------------------------------------------------------------------------------

International Equity Portfolio-Statement of Net Assets
October 31, 1998

                                                                                                       Value (1)
-------------------------------------------------------------------------------

Long Term Investments - 93.3%

Common Stocks - 93.3%

Argentina - 0.9%
Quilmes Industrial SA (Foods/Beverages)                                                   348,600         $ 2,963,100
                                                                                                    ------------------

Australia -2.5%
Rio Tinto Ltd. (Mining)                                                                   661,400           8,254,669
                                                                                                    ------------------

Bermuda -1.4%
PartnerRe Ltd. (Insurance)                                                                114,300           4,543,425
                                                                                                    ------------------

Canada - 2.1%
Imperial Oil Ltd. (Oil/Gas)                                                               441,000           6,945,750
                                                                                                    ------------------

France - 7.4%
Bic (Manufacturing)                                                                       135,000           8,323,118
Financiere et Industrielle Gaz et Eaux (Diversified Holdings)                             178,050           7,857,413
Michelin (CGDE) - Class B (Manufacturing)                                                 192,748           7,957,040
                                                                                                    ------------------
                                                                                                    ------------------
                                                                                                           24,137,571
                                                                                                    ------------------

Germany 3.6%
Allianz AG (Insurance)                                                                     20,100           6,898,369
SGL Carbon AG (Chemicals)                                                                  60,200           4,765,075
                                                                                                    ------------------
                                                                                                           11,663,444
                                                                                                    ------------------

Hong Kong - 6.8%
Dairy Farm International Holdings (Retail/Manufacturing/Wholesale)                      2,800,000           3,444,000
Hutchison Whampoa Ltd. (Diversified Holdings)                                           1,085,000           7,774,514
Johnson Electric Holdings (Electrical Equipment)                                        3,183,648           7,398,575
Li & Fung Ltd. (Distribution/Wholesale)                                                 2,336,000           3,649,293
                                                                                                    ------------------
                                                                                                    ------------------
                                                                                                           22,266,382
                                                                                                    ------------------

Ireland - 0.7%
CBT Group plc - ADR (Computers)*                                                          174,000           2,077,125
                                                                                                    ------------------

Italy - 1.0%
Luxottica Group SpA - ADR (Optical Supplies)                                              367,500           3,307,500
                                                                                                    ------------------

Japan - 10.8%
Atlantis Japan Growth Fund (Investment Company)*                                          600,000           1,882,260
Canon, Inc. (Office Equipment)                                                            403,000           7,623,670
Denso Co. Ltd. (Electrical Equipment)                                                     403,000           7,589,096
Hirose Electric (Electrical Equipment)                                                    122,000           7,065,031
Kurita Water Industries (Manufacturing)                                                   370,000           4,920,213
Mitsubishi Corp. (Distribution/Wholesale)                                                 545,000           2,884,909
Tokio Marine & Fire Insurance Co. (Insurance)                                             293,000           3,330,688
                                                                                                    ------------------
                                                                                                    ------------------
                                                                                                           35,295,867
                                                                                                    ------------------

Mexico - 2.3%
Desc Sociedad de Fomento Industrial SA de CV (Chemicals)*                               3,577,000           3,287,814
Kimberly-Clark de Mexico SA de CV (Manufacturing)                                       1,424,400           4,167,053
                                                                                                    ------------------
                                                                                                    ------------------
                                                                                                            7,454,867
                                                                                                    ------------------

Netherlands - 11.7%
IHC Caland NV (Transportation)                                                            171,640         $ 7,767,972
ING Groep NV (Financial)                                                                  180,200           8,724,803
Royal Dutch Petroleum Co. - NY Shares (Oil/Gas)                                           275,000          13,543,750
Wolters Kluwer NV (Publishing)                                                             42,500           8,240,051
                                                                                                    ------------------
                                                                                                    ------------------
                                                                                                           38,276,576
                                                                                                    ------------------

Singapore - 3.2%
Development Bank of Singapore (Financial)                                               1,231,900           7,716,870
Singapore Press Holdings Ltd. (Publishing)                                                333,000           2,863,109
                                                                                                    ------------------
                                                                                                           10,579,979
                                                                                                    ------------------

South Africa - 1.3%
LibLife Strategic Investments Ltd. (Diversified Holdings)                               1,792,995           4,290,381
                                                                                                    ------------------

Spain - 2.0%
Banco Intercontinental Espana (Financial)                                                 217,100           6,656,951
                                                                                                    ------------------

Sweden - 3.4%
Investor AB - Class B (Holding Company)                                                   281,700          10,963,194
                                                                                                    ------------------

Switzerland - 15.1%
Abb Ag Namen (Engineering)                                                                 49,000          11,938,866
Nestle SA - ADR (Foods/Beverages)                                                         147,400          15,675,135
Novartis AG (Pharmaceuticals)                                                               5,815          10,481,555
SGS Societe Generale de Surveillance Holding SA - Class R (Commercial Services)            26,510           5,186,909
United Bank of Switzerland (Financial)                                                     21,200           5,814,973
                                                                                                    ------------------
                                                                                                    ------------------
                                                                                                           49,097,438
                                                                                                    ------------------

Thailand - 1.5%
The Siam Cement Co., Ltd. (Manufacturing/Distribution)                                    380,700           4,770,417
                                                                                                    ------------------

United Kingdom - 15.6%
Glaxo Wellcome plc - ADR (Pharmaceuticals)                                                162,100          10,090,725
Hays plc (Distribution)                                                                   230,000           3,389,494
Pearson plc (Multimedia)                                                                  462,800           8,071,211
Railtrack Group plc (Transportation/Rail)                                                 423,000          11,363,000
Rentokil Initial plc (Commercial Services)                                              2,072,000          12,701,554
WPP Group plc (Advertising)                                                             1,032,000           5,095,412
                                                                                                    ------------------
                                                                                                           50,711,396
                                                                                                    ------------------

Total Common Stocks - (Cost - $302,936,403)                                                               304,256,032
                                                                                                    ------------------

Total Long-Term Investments - (Cost - $302,936,403)                                                       304,256,032
                                                                                                    ------------------

Cash Equivalents - 6.6%                                                             Face Amount
-----------------------                                                             -----------
Investors Bank & Trust Company  Repurchase  Agreement,  4.77% due 11/2/98 in the
   amount of $21,500,194;  Issued 10/30/98 (collateralized by $10,000,000 par of
   Federal Home Loan Mortgage  Corporation FHR 1977 D, 7.00% due 06/15/11 with a market value of  $10,356,389,  $10,303,640 par of Federal  National  Mortgage
   Association  CMT FLTR  92-4 F,  4.57%  due  12/25/21  with a market  value of
   $10,506,567 and $1,645,038 par of Federal  National  Mortgage  Association FN
   238568, 7.89% due 12/1/23 with a market value of $1,703,296)
   (Cost - $21,491,651)                                                              $ 21,491,651          21,491,651
                                                                                                    ------------------

Total Investments - 99.9% (cost - $324,428,054)                                                         $ 325,747,683
                                                                                                    ------------------

Other Assets, Net of Liabilities - 0.1%
Other assets                                                                                              $ 1,176,022
Payable to Investment Adviser                                                                                 (35,890)
Other liabilities                                                                                            (831,511)
                                                                                                    ------------------
                                                                                                              308,621
                                                                                                    ------------------

Net Assets - 100%
Applicable to 28,070,832 outstanding $.001 par value shares
(authorized 500,000,000 shares)                                                                         $ 326,056,304
                                                                                                    ==================

Net Asset Value, Offering and Redemption Price Per Share                                                      $ 11.62
                                                                                                    ==================

Components of Net Assets as of October 31, 1998 were as follows:
Capital Stock at par value ($.001)                                                                           $ 28,071
Capital Stock in excess if par value                                                                      322,320,447
Undistributed  investment  income,  net                                                                     3,740,249
Distributions in excess  of  net  realized  gain  on  investments
and  foreign  currency-related transactions                                                                (1,406,805)
Net unrealized  appreciation  in  investments  and on
assets and liabilities denominated
 in foreign currencies                                                                                      1,374,342
                                                                                                    ------------------
                                                                                                    ==================
                                                                                                        $ 326,056,304
                                                                                                    ==================

*         Non-income producing security
ADR       American Depositary Receipt
 (1)      See Note 2 to Financial Statements










See Accompanying Notes to Financial Statements




Harding, Loevner Funds, Inc.


-------------------------------------------------------------------------------

Global Equity Portfolio - Overview


October 31, 1998
-------------------------------------------------------------------------------






-------------------------------------------------------------------------------

[Graph]   Comparison of Changes of $10,000 Investment in Harding, Loevner Funds,
          Inc. - Global Equity Portfolio And The MSCI All Country World
          Index (Gross Dividends Reinvested) And The Lipper Global
          Equity Fund Index.  This is an x-y line graph with x being the date
          (starting 12/1/96 and ending at 09/30/98) and y being the value of the $10,000 investment in the Fund and the Lipper Global Equity
          Fund Index. At 09/30/98 the value of the $10,000 investment in the Fund was $10,384 and the value of the same investment in the Lipper
          Global Equity Fund Index was $11,907 and the value of the same investment in the MSCI All Country World Index was $12,395.



                                                            Returns For the Periods Ended October 31, 1998
                                                     Cumulative Total Return                  Average Annual Total Return
                                         -------------------------------------------------   -------------------------------

                                             Twelve Months           Since Inception*               Since Inception*

Global Equity Portfolio                         (2.46%)                   3.84%                          1.98%

MSCI All Country World Index                     12.76%                   23.95%                         11.85%
(gross dividends reinvested)

Lipper Global Fund Index                         5.73%                    19.07%                         9.53%

* The Global Equity Portfolio commenced operations on December 1, 1996.
-------------------------------------------------------------------------------------------------------------------------------


         The Portfolio commenced operations on December 1, 1996, following a tax free merger with Harding, Loevner Management's Global Equity LP. For the fiscal year ended October 31, 1998, the HLF Global Equity Portfolio provided a total return of (2.46%). The MSCI All Country World Index increased 12.76% over the same period, while the Lipper Global Fund Index increased 5.73%. As of December 3, 1998, net assets of the Portfolio are $30 million.

Harding, Loevner Funds, Inc.

=============================================================================
Global Equity Portfolio - Overview
=============================================================================
October 31, 1998


     Review

         The past twelve months have been troublesome for the Global Equity Portfolio. Returns from the Portfolio have been poor in absolute terms, and have lagged both passive and peer benchmarks by considerable margins.

         Our style of fundamental financial analysis and valuation measures proved ineffective in producing absolute equity returns in the face of overwhelming investor flows driven by sentiment and momentum. The stocks of our US companies--which comprise 45% of the Portfolio--lost 5% in the year, while the S&P 500 gained 22%. Our concern about the overvaluation of the "mega-cap" stocks that have driven the increasingly narrow bull market run in the US has led us to select US stocks that we believed were comparatively undervalued and hence offered the possibility for returns in excess of those offered by the "Nifty 20" stocks in the S&P 500. This approach led directly to the Portfolio's underperformance for the year, as the US portion of the Portfolio--characterized by the stocks of reasonably-valued, cyclical companies (Wellman, Deere, Thermo Electron) and natural resources companies (Schlumberger, Royal Dutch)--was responsible for the majority of underperformance.

         Our stock selection in Europe was the other material source of underperformance. The broad European index gained 22% in the past twelve months, while the European stocks in the Portfolio lost value as a whole. In some measure, this poor performance was again due to issues of style: we believe that companies with a global reach will provide better returns over the long run than those with a purely local brief. This precept did not generally hold in a year where financial accidents plagued countries and companies around the world. Several of our large European holdings--CBT, UBS and Surveillance among them--suffered dramatic share price reversals over the year, as managements we thought capable proved unprepared to deal effectively with the turmoil in sectors and regions deemed auspicious only months ago.

         Portfolio results from stocks in other regions were mixed: while Japanese shares declined, reflecting the market's reaction to the halting steps being taken to jump start the world's second largest economy, the Portfolio's exposure to the country hovered around a low 5% during the year. As a whole, emerging markets stocks were a drag on portfolio returns for the year, but Southeast Asian stocks in the Portfolio performed well, particularly in the economic entrepots of Singapore and Hong Kong, home now to 9% of the Portfolio. We think that the benefits of bottom-up stock picking are beginning to be felt again in the region: the Asia ex-Japan domiciled stocks in the Portfolio returned 15% in the year, while the corresponding index fell 15%.

         In a year marked by global concerns of slowing growth and deflation, and real or impending financial crises, investors have flocked to the assets deemed less risky. In the US, that category today is made up of the Treasury bond market and the household names of the S&P 500. However, as market stability returns, in large part fostered by coordinated global central bank efforts, we believe that the value represented by companies we own--industry leaders with the competitive advantages of financial strength and superior managements--will be again recognized by investors.

         Looking forward, we remain encouraged by opportunities presented by our European companies, with the coming of EMU and a single currency, and with the development of a nascent "equity culture" that will address the issues of job creation, corporate efficiency and the funding of long-term pension liabilities. We have been heartened by the recent positive performance by our holdings in Singapore and Hong Kong, along with emerging markets companies in Thailand, Mexico and South Africa. Expected returns in these companies are the highest in our universe--in fact, the highest they have been this decade.





Harding, Loevner Funds, Inc.
-------------------------------------------------------------------------------

Global Equity Portfolio-Statement of Net Assets
October 31, 1998

                                                                                Face Amount          Value (1)
-------------------------------------------------------------------------------

Long Term Investments - 97.6%

Common Stocks - 90.9%

Argentina - 1.4%
Quilmes Industrial SA (Foods/Beverages)                                             50,000           $ 425,000
                                                                                               ----------------

Australia - 2.4%
Rio Tinto Ltd. (Mining)                                                             60,000             748,836
                                                                                               ----------------

Bermuda - 1.2%
PartnerRe Ltd. (Insurance)                                                           9,000             357,750
                                                                                               ----------------

France - 3.0%
Financiere et Industrielle Gaz et Eaux (Diversified Holdings)                       20,822             918,883
                                                                                               ----------------

Germany - 1.1%
Allianz AG (Insurance)                                                               1,000             343,202
                                                                                               ----------------

Hong Kong - 8.0%
Hutchison Whampoa Ltd. (Diversified Holdings)                                      150,000           1,074,818
Jardine Strategic Holdings Ltd. (Financial)*                                       465,000             744,000
Johnson Electric Holdings (Electrical Equipment)                                   275,000             639,081
                                                                                               ----------------
                                                                                               ----------------
                                                                                                     2,457,899
                                                                                               ----------------

Ireland - 0.5%
CBT Group plc - ADR (Computers)*                                                    12,000             143,250
                                                                                               ----------------

Japan - 4.4%
Hirose Electric (Electrical Equipment)                                               5,000             289,550
Mitsubishi Corp. (Distribution/Wholesale)                                           50,000             264,671
Mitsui & Co. (Distribution/Wholesale)                                              150,000             800,446
                                                                                               ----------------
                                                                                                     1,354,667
                                                                                               ----------------

Mexico - 2.4%
Kimberly-Clark de Mexico SA de CV (Manufacturing)                                  250,000             731,370
                                                                                               ----------------

Netherlands - 5.7%
Royal Dutch Petroleum Co. - NY Shares (Oil/Gas)                                     20,000             985,000
Wolters Kluwer NV (Publishing)                                                       4,000             775,534
                                                                                               ----------------
                                                                                               ----------------
                                                                                                     1,760,534
                                                                                               ----------------

Singapore - 0.6%
Singapore Press Holdings Ltd. (Publishing)                                          22,500             193,453
                                                                                               ----------------

South Africa - 1.3%
LibLife Strategic Investments Ltd. (Diversified Holdings)                          117,157             280,340
South African Breweries Ltd. (Foods/Beverages)                                       6,600             128,229
                                                                                               ----------------
                                                                                               ----------------
                                                                                                       408,569
                                                                                               ----------------

Sweden  - 2.5%
Investor AB - Class B (Holding Company)                                             20,000             778,360
                                                                                               ----------------

Switzerland - 8.0%
Abb Ag Namen (Engineering)                                                           2,000           $ 487,301
Nestle SA - ADR (Foods/Beverages)                                                    6,500             691,237
SGS Societe Generale de Surveillance Holding SA - Class R (Consumer Cyclical)        2,250             440,232
United Bank of Switzerland (Financial)                                                   1                 274
Zuerich Allied AG (Insurance)                                                        1,400             850,709
                                                                                               ----------------
                                                                                               ----------------
                                                                                                     2,469,753
                                                                                               ----------------

Thailand - 2.1%
The Siam Cement Co., Ltd. (Manufacturing/Distribution)                              50,000             626,532
                                                                                               ----------------

United Kingdom - 6.1%
Pearson plc (Multimedia)                                                            45,000             784,798
Rentokil Initial plc (Commercial Services)                                         120,000             735,611
WPP Group plc (Advertising)                                                         75,000             370,306
                                                                                               ----------------
                                                                                                     1,890,715
                                                                                               ----------------

United States - 40.2%
Allied Capital Corp. (Investment Company)                                           70,001           1,312,519
AlliedSignal, Inc. (Aerospace/Defense)                                              20,000             778,750
American International Group (Insurance)                                             8,000             682,000
Aspen Technologies, Inc. (Computers)*                                               21,000             294,000
Baxter International, Inc. (Medical Products)                                       18,000           1,078,875
Colgate-Palmolive Co. (Consumer Products)                                           12,000           1,060,500
Deere & Co. (Manufacturing)                                                         20,000             707,500
Dover Corp. (Manufacturing)                                                         20,000             635,000
Exxon Corp. (Oil/Gas)                                                               10,000             712,500
Federal National Mortgage Association (Financial)                                   15,000           1,062,187
Pfizer, Inc. (Pharmaceuticals)                                                       8,500             912,156
Schlumberger, Ltd. (Oil/Gas)                                                        14,000             735,000
Sola International Inc. (Optical Supplies)                                          15,000             287,812
Thermo Electron Corp. (Manufacturing)*                                              45,000             897,188
Wisconsin Central Transportation Corp. (Transportation/Rail)*                       42,000             635,250
Wrigley (WM) Jr. Co. (Foods/Confectionery)                                           7,000             566,563
                                                                                               ----------------
                                                                                                    12,357,800
                                                                                               ----------------

Total Common Stocks - (Cost - $27,098,841)                                                          27,966,573
                                                                                               ----------------

Rights & Warrants - 0.0%
Scania AB Expiring 6/4/99 (Sweden)                                                  30,000               7,681
                                                                                               ----------------




Fixed Income  - 6.7%                                                         Face Amount
--------------------                                                       - -----------

United States - 6.7%
J.P. Morgan & Co. (FRN), 2.918% due 2/15/12                                    $ 1,000,000             941,760
U.S. Treasury Note, 6.125% due 8/15/07                                           1,000,000           1,102,813
                                                                                               ----------------
Total Fixed Income - (Cost - $2,068,838)                                                             2,044,573
                                                                                               ----------------

Total Long-Term Investments - (Cost - $29,167,679)                                                  30,018,827
                                                                                               ----------------

Cash Equivalents - 2.0%
Investors Bank & Trust Company  Repurchase  Agreement,  4.77% due 11/2/98 in the
   amount of  $627,298;  Issued  10/30/98  (collateralized  by  $650,828  par of
   Federal National Mortgage Association ARM 86688, 6.10% due
   10/1/19 with a market value of $658,401) (Cost - $627,049)                    $ 627,049           $ 627,049
                                                                                               ----------------

Total Investments - 99.6% (Cost - $29,794,728)                                                      30,645,876
                                                                                               ----------------

Other Assets, Net of Liabilities - 0.4%
Other assets                                                                                           146,354
Payable to Investment Adviser                                                                           (3,485)
Other liabilities                                                                                      (25,249)
                                                                                               ----------------
                                                                                               ----------------
                                                                                                       117,620
                                                                                               ----------------

Net Assets - 100%
Applicable to 1,903,641 outstanding $.001 par value shares
(authorized 500,000,000 shares)                                                                   $ 30,763,496
                                                                                               ================

Net Asset Value, Offering and Redemption Price Per Share                                               $ 16.16
                                                                                               ================

Components of Net Assets as of October 31, 1998 were as follows:
Capital Stock at par value ($.001)                                                                     $ 1,904
Capital Stock in excess if par value                                                                30,910,389
Distributions in excess of  investment income, net                                                    (260,306)
Distributions in excess of net realized gain on investments and foreign currency-related
 transactions                                                                                         (742,620)
Net unrealized appreciation in investments and on assets and liabilities denominated
 in foreign currencies                                                                                 854,129
                                                                                               ----------------
                                                                                               ================
                                                                                                  $ 30,763,496
                                                                                               ================

*         Non-income producing security
ADR       American Depositary Receipt
ARM       Adjustable Rate Mortgage
FRN       Floating Rate Note
(1)       See Note 2 to Financial Statements






See Accompanying Notes to Financial Statements


Harding, Loevner Funds, Inc.


-------------------------------------------------------------------------------

Multi-Asset Global Portfolio - Overview


October 31, 1998
-------------------------------------------------------------------------------



[Graph] Comparison of Changes of $10,000 Investment in Harding, Loevner Funds, Inc. - Multi-Asset Global Portfolio And The Constructed Global Balanced Index* (Gross Dividends Reinvested) And The Lipper Global Flexible Fund Index. This is an x-y line graph with x being the date (starting 11/1/96 and ending at 10/31/98 and y being the value of the $10,000 investment in the Fund, the Constructed Global Balanced Index* and the Lipper Global Flexible Fund Index. At 10/31/98 the value of the $10,000 investment in the Fund was $11,916, the value of the same investment in the Constructed Global Balanced Index* was $12,695 and the and the value of the same investment in the Lipper Global Flexible Fund Index was $11,926.




                                                         Returns For the Periods Ended October 31, 1998
                                                     Cumulative Total Return                 Average Annual Total Return
                                         -------------------------------------------------   ----------------------------

                                             Twelve Months          Since Inception**             Since Inception**

Multi-Asset Global Equity Portfolio              5.53%                    19.16%                        9.17%

Constructed Global Balanced Index*               13.99%                   26.95%                       12.69%

Lipper Global Flexible Fund Index                3.03%                    19.26%                        9.22%

**The Multi-Asset Global Portfolio commenced operations on November 1, 1996.
------------------------------------------------------------------------------------------------------------------------------



* Constructed Global Balanced Index is comprised of the weighted sum of 60% Financial Times World Equity Index and 40% Salomon World Government Bond Index.

         The HLF Multi-Asset Global Portfolio provided a total return for the year ended October 31, 1998, of 5.53%. The Lipper Global Flexible Fund Index returned 3.03% in the same period, while a Constructed Global Balanced Index (60% Financial Times Index/40% Salomon World Government Bond Index) returned 13.99%. As of December 3, 1998, the net assets of the Portfolio are $6.5 million.



Harding, Loevner Funds, Inc.

===============================================================================
Multi-Asset Global Portfolio - Overview
===============================================================================
October 31, 1998

Review

         In the fiscal year just ended, investors have had to confront the effects of financial and economic crisis migrating from Asia into the markets and economies of the US, Western Europe, and other developing countries. The default of the Russian Government on its own domestic treasury bills in July caused investors to fear that actual deflation would occur in developed countries, that other issuers would default, and that these events would seriously damage the prospects of companies everywhere to maintain and grow their profits. As stock markets fell, as lenders fled from credit risk, and as leveraged investors were wiped out, deflation, default, and the de-linking of equity returns from bond returns became the pivots around which investment discussions revolved. So far, the worst fears have not been realized, as policy makers have taken significant steps to keep both markets and the economy on track.

         We had long ago begun a gradual retreat in the Portfolio from riskier assets towards safer ones, reducing equity exposure from 62% of the Portfolio last November (and a high of 75% two years ago) to 55% by early August, selling all holdings of emerging market debt, and shrinking total Asian and emerging market equity holdings to less than 5% of the whole. The fixed income holdings consist mostly of AAA Government or Government Agency securities. As a result, the severe trauma of market dislocations in August and September were weathered with relative aplomb, although not without some absolute loss of value from the equity holdings. The asset allocation at October 31 stands with 51% in equities, 44% in fixed income, and 5% in cash equivalents.

         The extremely high credit quality of the bonds in the Portfolio allowed it to sidestep the bloodbath that ensued in fixed income markets, where all securities with any credit risk either underperformed Treasuries or actually lost value in an environment of falling benchmark interest rates. The fixed income holdings were bolstered by purchases of long-term US Government bonds, British Government undated Consols, and 30-year US Treasury Inflation Protected Securities to ensure the durability of income, and returned 10.8% for the year, versus 9.3% for the Lehman Aggregate (US) Bond Index, and 12.5% for the Salomon World Government Bond Index.

         The equities in the Portfolio have performed poorly, especially those of companies involved in basic industry, natural resources, and capital goods, whose prices have fallen sharply as investors began to fear a deflationary recession. Stocks in the Portfolio rose just 3.8% in the year through October, versus the 12.8% rise in the MSCI All Country World Index. Our stock selection in the US has been poor, in contrast to last year, with our aversion to the "mega-cap" US stock market icons proving to be premature and costly. Although the equity portfolio has always reflected our bias for sound corporate management and high financial quality, a few of our companies have fallen victim to the whirlwinds of deflationary forces and financial distress, such as UBS, which had a large investment in Long Term Capital Management, and Thermo Electron, which ended a string of 15 consecutive years of 10%-plus earnings and revenue growth.

         Nevertheless, we strongly believe that companies' ability to survive and prosper in the harsh environment that they now face critically depends on their management's ability to execute against ferocious competition, and on their capacity to finance that business plan. The sharp price declines have provided opportunities to upgrade the Portfolio, where we have been able to buy companies we have admired but been unwilling to buy for reasons of valuation, such as Kimberly-Clark de Mexico, American International Group, and Bic, the French maker of disposable pens, lighters and razors. Just as we retreated from risk in a gradual and consistent manner in both stocks and bonds, you should now expect to see us embrace incrementally the high potential returns now offered to investors willing to accept those risks.





Harding, Loevner Funds, Inc.
-------------------------------------------------------------------------------

Multi-Asset Global Portfolio-Statement of Net Assets

October 31, 1998

                                                                                       Shares            Value (1)
--------------------------------------------------------------------------------------------------------------------

Long Term Investments - 94.9%

Common Stocks- 51.3%

France - 2.8%
Financiere et Industrielle Gaz et Eaux (Diversified Holdings)                              2,870          $ 126,654
Michelin (CGDE) - Class B (Manufacturing)                                                  1,200             49,538
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                            176,192
                                                                                                    ----------------

Germany - 2.0%
Allianz AG (Insurance)                                                                       200             68,640
Bayer AG (Chemicals)                                                                       1,500             60,997
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                            129,637
                                                                                                    ----------------

Hong Kong - 3.2%
Hutchison Whampoa Ltd. (Diversified Holdings)                                             17,000            121,813
Jardine Strategic Holdings Ltd. (Financial Services)*                                     50,000             80,000
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                            201,813
                                                                                                    ----------------

Japan - 1.3%
Atlantis Japan Growth Fund (Investment Company)*                                           7,000             21,960
Mitsubishi Corp. (Distribution/Wholesale)                                                 12,000             63,521
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                             85,481
                                                                                                    ----------------

Mexico - 1.2%
Kimberly-Clark de Mexico SA de CV (Manufacturing)                                         25,000             73,137
                                                                                                    ----------------

Netherlands - 4.3%
Royal Dutch Petroleum Co. - NY Shares (Oil/Gas)                                            3,800            187,150
Wolters Kluwer NV (Publishing)                                                               450             87,247
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                            274,397
                                                                                                    ----------------

Singapore - 1.3%
Development Bank of Singapore (Financial)                                                 13,000             81,435
                                                                                                    ----------------

Sweden - 2.1%
Investor AB - Class B (Holding Company)                                                    3,500            136,213
                                                                                                    ----------------

Switzerland - 6.8%
Abb Ag Namen (Engineering)                                                                   500            121,825
Nestle SA - ADR (Foods/Beverages)                                                          1,800            191,419
SGS Societe Generale de Surveillance Holding SA - Class R (Commercial Services)              300             58,698
United Bank of Switzerland (Financial)                                                       215             58,973
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                            430,915
                                                                                                    ----------------

Thailand - 0.5%
The Siam Cement Co., Ltd. (Manufacturing/Distribution)*                                    2,400             30,073
                                                                                                    ----------------

United Kingdom - 2.4%
Rentokil Initial plc (Commercial Services)                                                11,000             67,431
Rio Tinto plc (Mining)                                                                     7,000             84,419
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                            151,850
                                                                                                    ----------------

United States - 23.4%
Allied Capital Corp. (Investment Company)                                                  6,500          $ 121,875
AlliedSignal, Inc. (Aerospace/Defense)                                                     1,800             70,088
American International Group (Insurance)                                                   1,500            127,875
Colgate-Palmolive Co. (Consumer Products)                                                  1,800            159,075
Deere & Co. (Manufacturing)                                                                1,700             60,138
Dover Corp. (Manufacturing)                                                                3,000             95,250
Exxon Corp. (Oil/Gas)                                                                      2,100            149,625
Federal National Mortgage Association (Financial)                                          1,800            127,463
International Business Machines Corp. (Computers)                                          1,200            178,125
Johnson & Johnson (Medical Products)                                                       1,000             81,500
Monsanto Co. (Life Sciences)                                                               1,200             48,750
Royce OTC Micro-Cap Trust, Inc. (Investment Company)                                      10,900             96,737
Schlumberger, Ltd. (Oil/Gas)                                                               1,200             63,000
Thermo Electron Corp. (Manufacturing)*                                                     3,500             69,781
Wisconsin Central Transportation Corp. (Transportation/Rail)*                              1,900             28,738
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                          1,478,019
                                                                                                    ----------------

Total Common Stock - (Cost - $3,039,263)                                                                  3,249,162
                                                                                                    ----------------

Rights & Warrants - 0.0%
Scania AB Expiring 6/4/99 (Sweden)                                                         2,000                512
Atlantis Japan Growth Fund expiring 4/30/10 (Japan)                                          400                 48
                                                                                                    ----------------
                                                                                                    ----------------
       Total  - (Cost - $2,711)                                                                                 560
                                                                                                    ----------------




Fixed Income - 43.6%                                                              Face Amount
--------------------                                                            - -----------

United Kingdom  - 3.3%
UK Treasury Consols, 4.000% due (undated)                                        GBP          50,000         64,502
United Kingdom Treasury, 7.000% due 6/7/02                                       GBP          80,000        142,283
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                            206,785
                                                                                                    ----------------

United States - 40.3%
Capital Cities/ABC, Inc., 8.750% due 8/15/21                                            $ 25,000             31,833
Comcast Corp., 10.625% due 7/15/12                                                       100,000            123,750
GNMA, 7.000% due 4/15/28                                                                 149,260            152,664
GNMA, 7.000% due 6/15/09                                                                 104,562            107,274
GNMA, 7.500% due 6/15/27                                                                 134,431            138,506
GNMA, 8.000% due 8/15/07                                                                  12,023             12,455
GNMA, 8.500% due 5/15/18                                                                  16,225             17,138
GNMA, 9.500% due 9/20/20                                                                   6,832              7,310
GPA Delaware, Inc., 8.750% due 12/15/98                                                   50,000             49,688
Rockefeller Center Property CVT, 0.000% due 12/31/00                                     250,000            187,500
U.S. Treasury Bond, 6.125% due 11/15/27                                                  250,000            281,172
U.S. Treasury Inflation Index Note, 3.375% due 1/15/07                                   150,000            151,981
U.S. Treasury Note, 5.500% due 5/31/03                                                   100,000            104,781
U.S. Treasury Note, 5.625% due 5/15/08                                                   350,000            377,016
U.S. Treasury Note, 6.375% due 5/15/99                                                   150,000            151,453
U.S. Treasury Note, 7.000% due 7/15/06                                                   250,000            287,656
U.S. Treasury Note, 7.875% due 8/15/01                                                    25,000             27,273
U.S. Treasury Note, 8.750% due 8/15/00                                                   175,000            188,125
United States (continued)
U.S. Treasury Inflation Index Note, 3.625% due 4/15/28                                 $ 150,000          $ 151,527
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                          2,549,102
                                                                                                    ----------------

Total Fixed Income - (Cost - $2,639,864)                                                                  2,755,887
                                                                                                    ----------------

Total Long-Term Investments - (Cost - $5,681,838)                                                         6,005,609
                                                                                                    ----------------

Cash Equivalents - 4.7%
Investors Bank & Trust Company  Repurchase  Agreement,  4.77% due 11/2/98 in the
   amount of  $299,284;  Issued  10/30/98  (collateralized  by  $314,327  par of
   Federal National Mortgage Association LBR FLTR G92-65 FA, 6.33% due
  11/25/22 with a market value of $315,191)  (Cost - $299,165)                           299,165            299,165
                                                                                                    ----------------

Total Investments - 99.6% (Cost - $5,981,003)                                                             6,304,774
---------------------------------------------
                                                                                                    ----------------

Other Assets, Net of Liabilities - 0.4%
Other assets                                                                                                 60,988
Payable to Investment Adviser                                                                               (16,798)
Other liabilities                                                                                           (21,743)
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                             22,447
                                                                                                    ----------------

Net Assets - 100%
Applicable to 554,503 outstanding $.001 par value shares
(authorized 500,000,000 shares)                                                                         $ 6,327,221
                                                                                                    ================

Net Asset Value, Offering and Redemption Price Per Share                                                       $ 11.41
                                                                                                    ================

Components of Net Assets as of October 31, 1998 were as follows:
Capital Stock at par value ($.001)                                                                            $ 555
Capital Stock in excess if par value                                                                      5,794,091
Undistributed investment income, net                                                                        125,012
Accumulated net realized gain on investments and foreign currency-related transactions                       83,391
Net unrealized appreciation in investments and on assets and liabilities denominated
 in foreign currencies                                                                                      324,172
                                                                                                    ----------------
                                                                                                    ================
                                                                                                        $ 6,327,221
                                                                                                    ================

*         Non-income producing security
ADR       American Depositary Receipt
CVT       Convertible Bond
GBP       Great Britain Pound
GNMA      Government National Mortgage Association
(1)       See Note 2 to Financial Statements





See Accompanying Notes to Financial Statements





Harding, Loevner Funds, Inc.


------------------------------------------------------------------------------

Statement of Operations
October 31, 1998
------------------------------------------------------------------------------



    See Notes to Financial Statements



                                                    International Equity             Global Equity              Multi-Asset Global

                                                           Portfolio                   Portfolio                    Portfolio
                                                         Year Ended                    Year Ended                   Year Ended
                                                      October 31, 1998              October 31, 1998             October 31, 1998
                                                 ---------------------------   ---------------------------   -----------------------
Investment Income
Interest                                                    $       760,229                   $   231,147            $       154,471

Dividends (net of withholding taxes of
  $941,915, $71,364 and $5,958, respectively)                     7,264,253                       999,392                     75,787
                                                 ---------------------------   ---------------------------    ---------------------
  Total investment income                                         8,024,482                     1,230,539                    230,258
                                                 ---------------------------   ---------------------------    ----------------------

Expenses
Investment advisory fees                                          2,814,194                       584,574                     60,125
Administration fees                                                 562,839                        87,686                      9,019
Custodian fees                                                      287,043                        44,439                     11,526
Shareholder record keeping fees                                      76,632                        16,802                      3,654
Legal fees                                                           15,934                         2,275                        160
Audit fees                                                           21,400                        21,400                     21,000
Directors' fees and expenses                                         52,953                         6,899                        734
Insurance expense                                                     9,235                         1,511                        133
State registration filing fees                                       23,592                        10,313                      6,769
SEC filing fees                                                           -                         3,043                        330
Organizational costs                                                 14,564                        12,775                      3,155
Other fees and expenses                                              25,728                         5,989                      1,426
                                                 ---------------------------   ---------------------------    ---------------------

  Total operating expenses                                        3,904,114                       797,706                    118,031


Waiver of investment advisory fee
                                                                  (151,856)                      (66,988)                   (42,875)
                                                 ---------------------------   ---------------------------    ---------------------

  Total expenses
                                                                  3,752,258                       730,718                    75,156
                                                 ---------------------------   ---------------------------    ---------------------

Investment income, net
                                                                  4,272,224                       499,821                    155,102
                                                 ---------------------------   ---------------------------    ---------------------

Realized and unrealized gain (loss) on
investments and foreign currency-
related transactions
-----------------------------------------
Net realized gain (loss) from                                     (911,586)                       304,029                     80,618
investments
Net realized gain (loss) from foreign currency-
     related transactions                                         (411,630)                      (45,587)                        786

Net realized gain from in-kind redemptions                                -                     9,627,370                          -
Net unrealized appreciation (depreciation)
on
     Investments                                                (1,282,547)                  (13,020,763)                     50,828
Net unrealized appreciation on
     translation of assets and liabilities
     denominated in foreign currencies                               75,477                         9,741                      1,131
                                                  --------------------------   ---------------------------    ----------------------

-----
     Realized and unrealized gain (loss)
        on investments and foreign
-----
        currency-related transactions                            (2,530,286)                    (3,125,210)                  133,363
                                                  --------------------------   ---------------------------    ---------------------

Net increase (decrease)
       in net assets
resulting
       from operations                                  $         1,741,938                     (2,625,389)      $           288,465

                                                  ==========================   ===========================    =====================




Harding, Loevner Funds, Inc.


-----------------------------------------------------------------------------

Statement of Changes in Net Assets



-----------------------------------------------------------------------------





   See Notes to Financial Statements



                                                                                            International Equity Portfolio
                                                            ----------------------------------------------------------------------



                                                                                   For the Year              For the Year
                                                                                      Ended                     Ended
                                                                                 October 31, 1998          October 31, 1997
                                                                              -----------------------   -----------------------

Increase (Decrease) in Net Assets from Operations
   Investment income, net                                                       $         4,272,224                 3,800,579

Net realized gain (loss) from investments and foreign
   currency-related transactions
                                                                                         (1,323,216)                 1,673,631

Net unrealized appreciation (depreciation) on
    investments and on translation of assets and
    liabilities denominated in foreign currencies
                                                                                         (1,207,070)               (6,115,473)
                                                                              -----------------------   -----------------------

Net increase (decrease) in net assets resulting
   from operations
                                                                                           1,741,938                 (641,263)
                                                                              -----------------------   -----------------------

Distributions to Shareholders from:
Investment income, net                                                                     3,375,872                   59,386


Net realized gain from investments and foreign
   currency-related transactions                                                             877,148                        -

In excess of net realized gain from
investments and
   foreign currency related transactions
                                                                                           1,323,152                         -
                                                                              -----------------------   -----------------------

Total distributions
                                                                                           5,576,172                    59,386
                                                                              -----------------------   -----------------------

Capital Share Transactions, Net
                                                                                        (57,413,729)               146,647,680
                                                                              -----------------------   -----------------------

Net increase/(decrease) in net assets                                                   (61,247,963)
                                                                                                                   145,947,031

Net Assets
   Beginning of period
                                                                                         387,304,267               241,357,236
                                                                              -----------------------   -----------------------

   End of period                                                                $        326,056,304    $          387,304,267
                                                                              =======================   =======================

Undistributed Investment Income, Net                                            $          3,740,249     $           2,760,244
                                                                              =======================   =======================







Harding, Loevner Funds, Inc.


-------------------------------------------------------------------------------

Statement of Changes in Net Assets (continued)



-------------------------------------------------------------------------------





                                                                       Global Equity                             Multi-Asset Global
                                               Global Equity             Portfolio           Multi-Asset Global         Portfolio
                                                  Portfolio         For the Period From           Portfolio     For the Period From
                                             For the Year Ended      December 1, 1996*       For the Year Ended    November 1, 1996*
                                              October 31, 1998      to October 31, 1997       October 31, 1998   to October 31, 1997
                                            --------------------- ------------------------------------------------ ----------------

Increase (Decrease) in Net Assets from Operations
Investment income, net                            $      499,821   $             671,290        $         155,102        112,943


Net realized gain (loss) from investments,
   in-kind redemptions and foreign
   currency-related transactions                       9,885,812               6,441,028                   81,404         89,059


Net unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities denominated in foreign               (13,011,022)              (2,623,299)                  51,959        272,213
   currencies
                                            --------------------- ------------------------ ----------------------- ----------------

Net increase in net assets resulting
   from operations                                   (2,625,389)                4,489,019                 288,465        474,215

                                            --------------------- ------------------------ ----------------------- ----------------

Distributions to Shareholders from:
Investment income, net                                   820,550                   49,310                 121,883         12,110


Net realized gain from investments and
foreign
   currency-related transactions                       6,491,751                        -                  96,112              -
                                            --------------------- ------------------------ ----------------------- ----------------

Total distributions                                    7,312,301                   49,310                 217,995         12,110
                                            --------------------- ------------------------ ----------------------- ----------------


Capital Share Transactions, Net                     (24,180,948)               60,442,425               1,081,521      4,713,125
-------------------------------

                                            --------------------- ------------------------ ----------------------- ---------------

Net increase (decrease) in net                      (34,118,638)               64,882,134               1,151,991         5,175,230
assets

Net Assets
   Beginning of period                                64,882,134                    -                   5,175,230                 -

                                            --------------------- ------------------------ ----------------------- ----------------

   End of period                              $       30,763,496       $       64,882,134   $          6,327,221    $    5,175,230
                                            ===================== ======================== ======================= ================

Undistributed (Distributions in excess of)
Investment Income, Net                        $         (260,306)              $  571,273            $    125,012        $   95,505

                                            ===================== ======================== ======================= =================



* Commencement of operations               See Notes to Financial Statements





Harding, Loevner Funds, Inc.


-------------------------------------------------------------------------------

Financial Highlights



-------------------------------------------------------------------------------



                                                                           International Equity Portfolio
                                           ----------------------------------------------------------------------------------------

                                            For the Year       For the Year        For the Ten        For the Year   For the Period
                                                Ended              Ended           Months Ended           Ended            Ended
                                            Oct. 31, 1998      Oct. 31, 1997      Oct. 31, 1996       Dec. 31, 1995   Dec. 31, 1994*
                                           ----------------    --------------     ---------------    ----------------  -------------

Per Share Data
Net asset value, beginning of period                $11.79            $11.61              $10.77              $ 9.71      $ 10.00

Increase (Decrease) in Net Assets from Operations
Investment income, net                                0.14              0.13                0.08                0.10         0.04


Net realized and unrealized gain (loss) on investments
   and foreign currency-related
   transactions                                      (0.13)             0.05(d)             0.97                1.06          (0.29)
                                          -----------------    --------------     ---------------    ----------------  ----------

   Net increase (decrease) from
   investment operations                              0.01              0.18                1.05                1.16         (0.25)

                                          -----------------    --------------     ---------------    ----------------  ----------

Distributions to Shareholders from:
Investment income, net                                0.11              0.00 (c)            0.08                0.10          0.03


Excess of investment income, net
                                                         -                 -                0.03                   -             -

Net realized gain from investments and
   foreign currency-related transactions
                                                      0.03                 -                0.10            -                    -

Excess of net realized gain on investments and
   foreign currency-related transactions
                                                      0.04                 -                   -                   -           0.01
                                          -----------------    --------------     ---------------    ----------------  ------------

   Total distributions
                                                      0.18                 -                0.21                0.10           0.04
                                          -----------------    --------------     ---------------    ----------------  ------------

Net asset value, end of period                      $11.62            $11.79              $11.61              $10.77          $9.71
------------------------------
                                          =================    ==============     ===============    ================  ============

Total Return                                         0.06%             1.57%               9.81% (b)          11.99%     (2.47%) (b)
------------

Ratios/Supplemental Data
Net assets, end of period (000's)                 $326,056          $387,304            $241,357             $67,727       $8,904

Ratio of net operating expenses to
   average net assets                                1.00%             1.00%               1.00% (a)           0.99%    0.95% (a)

Ratio of investment income, net to
   average net assets                                1.14%             1.07%               1.29% (a)           1.30%    1.13% (a)

Decrease reflected in above expense ratios due to waiver
   of investment advisory and administration fees,
   and reimbursement of other expenses               0.04%             0.06%               0.14% (a)           0.54%    1.33% (a)

Portfolio turnover                                     33%               31%                 17% (b)             28%      27% (b)



(a)   Annualized
(b)   Not Annualized
(c)   Rounds to less than $0.01
(d) Includes the effect of net realized gains prior to a significant increase in shares outstanding.
* Commencement of Operations was May 11, 1994


                                         See Notes To Financial Statements





Harding, Loevner Funds, Inc.


------------------------------------------------------------------------------

Financial Highlights (Continued)



------------------------------------------------------------------------------




                                                     Global Equity Portfolio                         Multi-Asset Global Portfolio
                                           ---------------------------------------------     -------------------------------------

                                              For the Year         For the Period From         For the Year          For the Period
                                                 Ended              Dec. 1, 1996* to              Ended          From Nov. 1, 1996**
                                             Oct. 31, 1998            Oct. 31, 1997           Oct. 31, 1998         To Oct. 31, 1997
                                           -------------------    ----------------------     -----------------    -----------------

Per Share Data
Net asset value, beginning of period                   $18.70                    $17.58 (a)            $11.26                $10.00

Increase in Net Assets from Operations
Investment income, net                                   0.20                      0.19                  0.52                  0.25


Net realized and unrealized gain on investments
   and foreign currency-related
   transactions                                        (0.55)                      0.94                  0.09                  1.04
                                          --------------------    ----------------------     -----------------     ----------------

   Net increase from investment                        (0.35)                      1.13                  0.61                  1.29
   operations
                                          --------------------    ----------------------     -----------------     ----------------

Distributions to Shareholders from:
Investment income, net                                   0.25                      0.01                  0.26                  0.03


Net realized gain from investments and
   foreign currency-related transactions
                                                         1.94                         -                  0.20                     -
                                          --------------------    ----------------------     -----------------     ----------------

   Total distributions
                                                         2.19                      0.01                  0.46                  0.03
                                          --------------------    ----------------------     -----------------     -----------------

Net asset value, end of period                         $16.16                   $ 18.70               $ 11.41                $11.26
------------------------------
                                          ====================    ======================     =================     =================

Total Return                                          (2.46%)                     6.45% (b)             5.53%                 12.92%
------------

Ratios/Supplemental Data
Net assets, end of period (000's)                     $30,763                   $64,882                $6,327                $5,175

Ratio of net operating expenses to
   average net assets                                   1.25%                     1.25% (c)             1.25%                 1.25%

Ratio of investment income, net to
   average net assets                                   0.86%                     1.05% (c)             2.58%                 2.50%

Decrease reflected in above expense ratios
   due to waiver of investment advisory
   and reimbursement of other expenses                  0.11%                     0.12% (c)             0.71%                 0.92%

Portfolio turnover                                        67%                       39% (b)               29%                   36%


(a) The beginning net asset value of the Portfolio was equal to the total Net Asset Value, as converted, of the outstanding Partnership Units
    of  Harding,   Loevner   Management,   L.P.'s  -  Global  Equity  Limited
    Partnership ("GELP") as of November 30, 1996 (See Note 8 to Financial Statements). (b) Not Annualized (c) Annualized
* Commencement of Operations was December 1, 1996 following a tax free merger with GELP which was formed on September 27, 1991.
**   Commencement of Operations


                                         See Notes to Financial Statements






Harding, Loevner Funds, Inc.


-----------------------------------------------------------------------------

Notes to Financial Statements


October 31, 1998
------------------------------------------------------------------------------



1. Organization

Harding, Loevner Funds, Inc. (the "Fund") was organized as a Maryland corporation on July 31, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund currently has four Portfolios, three of which were active as of October 31, 1998. The three active Portfolios are: International Equity Portfolio ("International Equity"); Global Equity Portfolio ("Global Equity"); and Multi-Asset Global Portfolio ("Multi-Asset Global"). The investment objective of each portfolio is as follows: International Equity - to seek long-term capital appreciation through investments in equity securities of companies based outside the United States; Global Equity - to seek long-term capital appreciation through investments in equity securities of companies based both in and outside the United States and; Multi-Asset Global to seek long-term capital appreciation and a growing stream of income through investments in equity and debt securities of companies based both in and outside the United States and debt securities of the United States and foreign governments and their agencies and instrumentalities.

International Equity, previously the HLM International Equity Portfolio of the AMT Capital Fund, Inc. (the "AMT Capital Portfolio"), commenced investment operations on May 11, 1994. Effective as of the close of business on October 31, 1996, the AMT Capital Portfolio merged into International Equity pursuant to shareholder approval of the tax-free reorganization. Global Equity commenced operations on December 1, 1996 following the acquisition of net assets of Harding, Loevner Management, L.P.'s - Global Equity L. P. ("GELP"), a limited partnership, in a tax free reorganization. Multi-Asset Global commenced operations on November 1, 1996. The Fund is managed by Harding, Loevner Management, L.P. (the "Investment Adviser").

2. Summary of Significant Accounting Policies

Securities

All securities transactions are recorded on a trade date basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Fund amortizes discount or accretes premium on a daily basis to interest income. The Fund uses the specific identification method for determining gain or loss on sales of securities.

Income Tax

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Valuation

All investments in the Fund are valued daily at their market price, which results in unrealized gains or losses. Securities traded on an exchange are valued at their last sales price on that exchange. Securities for which no sales are reported are valued at the latest bid price obtained from a quotation reporting system or from established market makers. Repurchase agreements are valued at their amortized cost plus accrued interest. Securities for which market quotations are not readily available are valued by the Board of Directors. As of October 31, 1998, there were no securities in the Fund which required valuation by the Board of Directors.

Expenses

The costs incurred by the Fund in connection with the organization and initial registration of shares are being amortized on a straight-line basis by the Fund over a sixty-month period. The unamortized balance of organizational expenses at October 31, 1998 was $92,549.

Expenses directly attributed to a specific Portfolio of the Fund are charged to that Portfolio's operations; expenses not directly attributable to a specific Portfolio are allocated among the Portfolios either equitably or based on their average daily net assets.

Dividends to Shareholders

It is the policy of the Fund to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, normally are distributed on an annual basis.



Harding, Loevner Funds, Inc.


-------------------------------------------------------------------------------

Notes to Financial Statements (continued)


October 31, 1998
-------------------------------------------------------------------------------


2.  Summary  of   Significant   Accounting   Policies
(continued)

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. To the extent that any differences which are permanent in nature result in overdistributions to shareholders, the amount of the overdistribution is reclassified within the capital accounts based on its federal tax basis treatment. Temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

During the year ended October 31, 1998, the Portfolios reclassified the following permanent book to tax differences [increases (decreases)]:


                           Undistributed Investment           Accumulated Net                       Capital Stock
        Portfolio                 Income, Net               Realized Gain (Loss)                in Excess of Par Value
        ---------                 -----------               --------------------                ----------------------
International Equity         $        83,653              $           (83,653)                                      $
                                                                                                                    -
Global Equity                      (510,850)                      (10,628,416)                             11,139,266
Multi-Asset Global                   (3,712)                             3,712                                      -


Such reclassifications had no effect on net assets.


Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rate. At October 31, 1998, International Equity, Global Equity and Multi-Asset Global had balances of $54,713, $2,981 and $401, respectively, representing net unrealized appreciation related to the changes in the exchange rate in the value of other assets and liabilities excluding foreign currency, forward foreign currency contracts, and investments.

Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.  Investment   Advisory  Agreement  and  Affiliated
Transactions

The Fund's Board of Directors has approved investment advisory agreements (the "Agreements") with the Investment Adviser. In addition, the Fund has an administration agreement with Investors Capital Services, Inc. (formerly AMT Capital Services, Inc.), which assists in managing and supervising all aspects of the Portfolios other than investment advisory activities. The advisory fee and administration fees are computed daily at an annual rate of .75% and .15%, respectively, of the average daily net assets of International Equity, and 1.00% and .15%, respectively, for each of Global Equity and Multi-Asset Global. The Investment Adviser has voluntarily agreed to reduce its fee to the extent that aggregate expenses (exclusive of brokerage commissions, other investment expenses, interest on borrowings, taxes and extraordinary expenses) exceed an annual rate of 1.00%, 1.25%, and 1.25%, respectively, of the average daily net assets of International Equity, Global Equity and Multi-Asset Global.

Directors' fees of $60,586 were accrued for the period ended October 31, 1998 to directors who are not employees of the Investment Adviser.

                                                                 25
                                                                 23
4. Investment Transactions

Purchase cost and proceeds from sales of investment securities, other than short-term investments, for the periods ended October 31, 1998, were as follows for each of the Portfolios:


-----------------------------------------------------------------------------------------------------
                                                Purchase Cost of            Proceeds from Sales of
Portfolio                                     Investment Securities          Investment Securities
-----------------------------------------------------------------------------------------------------

International Equity                                   $   118,398,229           $  183,934,285

Global Equity                                               37,945,100               68,686,318

Multi-Asset Global                                           2,570,949                1,669,003


The cost of investments for Federal income tax purposes and the components of net unrealized appreciation on investments at October 31, 1998, for each of the Portfolios were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                         Unrealized                Unrealized
Portfolio                               Appreciation              Depreciation                  Net                  Cost
-----------------------------------------------------------------------------------------------------------------------------------

International Equity                       $   42,324,606         $ 44,066,244             $ (1,741,638)         $ 327,489,321
Global Equity                                   2,443,007            2,081,107                  361,900             30,283,976
Multi-Asset Global                                666,931              362,412                  304,519             6,000,255




During the year ended October 31, 1998, Global Equity redeemed $18,724,633 in kind to shareholders by transferring securities at market value. Net capital gains from this redemption amounted to $9,627,370. These capital gains are exempt from taxes for the Portfolio.


5. Forward Foreign Exchange Contracts

The Portfolios, on occasion, enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the cost of the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions. Fluctuations in the value of forward foreign exchange contracts are recorded for book purposes as unrealized appreciation or depreciation on assets and liabilities denominated in foreign currencies by the Portfolio. The Portfolios are also exposed to credit risk associated with counter party nonperformance on these forward foreign exchange contracts which is typically limited to the unrealized gain on each open contract.

The Portfolios enter into foreign currency transactions on the spot markets in order to pay for foreign investment purchases or to convert to dollars the proceeds from foreign investment sales or coupon interest receipts. There were no open foreign currency transactions to buy or sell currency on the spot markets as of October 31, 1998.

6. Capital Share Transactions

Transactions in capital stock for International Equity were as follows for the periods indicated:


----------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended                             Year Ended
                                                        October 31, 1998                       October 31, 1997
                                             --------------------------------------- --------------------------------------
                                                   Shares              Amount              Shares             Amount
----------------------------------------------------------------------------------------------------------------------------

Shares sold                                            2,961,007   $     36,281,392           15,892,968     $ 194,937,235
Shares issued related to
reinvestment     of dividends                            356,184          4,099,676                3,525            43,005
                                             -------------------------------------------------------------------------------
                                                       3,317,191         40,381,068           15,896,493       194,980,240
Shares redeemed                                        8,083,995         97,794,797            3,843,988        48,332,560
                                             --------------------------------------- --------------------------------------
Net (decrease) increase                              (4,766,804)   $   (57,413,729)           12,052,505     $ 146,647,680
                                             ======================================= ======================================




6. Capital Share Transactions (continued)

Transactions in capital stock for Global Equity were as follows for the period indicated:


-----------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended                                December 1, 1996*
                                                        October 31, 1998                            to  October 31, 1997

                                             -------------------------------------------------------------------------------
                                                   Shares             Amount               Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------

Shares issued related to acquisition of
GELP                                                          -             $   -              3,866,979       $ 67,977,294

Shares sold                                               48,580             861,141             209,562          3,734,452
Shares issued related to reinvestment
   of dividends                                          414,700           7,049,903               2,220             38,964
                                             -------------------------------------------------------------------------------
                                                         463,280           7,911,044           4,078,761         71,750,710
Shares redeemed                                        2,030,092          32,091,992             608,308         11,308,285
                                             -------------------------------------------------------------------------------
Net (decrease) increase                              (1,566,812)    $    (24,180,948)        3,470,453         $ 60,442,425

                                             ===============================================================================

* Commencement of Operations

Transactions in capital stock for Multi-Asset Global were as follows for the period indicated:

----------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended                           November 1, 1996*

                                                        October 31, 1998                       to October 31, 1997

                                             -------------------------------------------------------------------------------
                                                   Shares             Amount               Shares               Amount
----------------------------------------------------------------------------------------------------------------------------

Shares sold                                              111,544 $         1,261,314             458,497      $   4,701,866

Shares issued related to reinvestment
   of dividends                                           19,604             217,995               1,170             12,110
                                             -------------------------------------------------------------------------------
                                                         131,148           1,479,309             459,667          4,713,976
Shares redeemed                                           36,232             397,788                  80                851
                                             -------------------------------------------------------------------------------
Net increase                                              94,916 $         1,081,521             459,587      $   4,713,125

                                             ===============================================================================

* Commencement of Operations


7. Repurchase and Reverse Repurchase Agreements

Each Portfolio may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in U.S. Government securities agrees, upon entering into a contract, to sell such securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date.

Each Portfolio also is permitted to enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government securities purchases securities from a Portfolio and such Portfolio agrees to repurchase the securities at an agreed upon price and date.

Each Portfolio may engage in repurchase and reverse repurchase transactions with parties selected on the basis of such party's creditworthiness. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. When a Portfolio engages in reverse repurchase agreement transactions, such Portfolio will maintain, in a segregated account with its custodian, liquid securities equal in value to those subject to the agreement.

8. Fund Mergers and Acquisitions

Effective as of the close of business on October 31, 1996, International Equity received the net assets of the AMT Capital Portfolio pursuant to an Agreement and Plan of Reorganization dated October 14, 1996. The shareholders of the AMT Capital Portfolio approved the tax-free reorganization on October 30, 1996. All assets and liabilities of the AMT Capital Portfolio were transferred to International Equity. Prior to the reorganization, International Equity had no operations.

Effective  as of the close of business  on  November  30,  1996,  Global  Equity acquired the net assets of GELP pursuant to approval of a tax-free reorganization by the Limited Partners of GELP. The acquisition was accomplished by a tax-free exchange of 38,670 units of GELP for 3,866,979 shares of Global Equity, in a 1:100 exchange on November 30, 1996. The aggregate net assets of GELP and Global Equity immediately before the acquisition were $67,977,294 (of which $16,488,450 represented unrealized appreciation) and $0, respectively. Immediately after the acquisition, the combined net assets amounted to $67,977,294.



Harding, Loevner Funds, Inc.


-------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors



-------------------------------------------------------------------------------


Shareholders and Board of Directors
Harding, Loevner Funds, Inc.


We have audited the accompanying statements of net assets of Harding, Loevner Funds, Inc. (comprising, the International Equity Portfolio, the Global Equity Portfolio, and the Multi-Asset Global Portfolio) as of October 31, 1998, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Harding, Loevner Funds, Inc., the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.




ERNST & YOUNG LLP

New York, New York
December 3, 1998






Harding, Loevner Funds, Inc.


-------------------------------------------------------------------------------

Supplemental Tax Information


(unaudited)
-------------------------------------------------------------------------------

The International Equity and Global Equity Portfolios have elected to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 1998. In accordance with current tax laws, the Foreign Income and Foreign Tax per share (for a share outstanding on October 31, 1998) is as follows:


                                 International Equity                                       Global Equity
                                                    Gross                                                     Gross
                           Foreign                 Foreign                      Foreign                      Foreign
   Country                   Tax                  Dividends                       Tax                       Dividends
--------------       --------------------  ------------------------    ---------------------------  ---------------------------

Argentina                         0.0000                    0.0101                         0.0000                       0.0167
Australia                         0.0009                    0.0015                         0.0000                       0.0000
Bermuda                           0.0000                    0.0130                         0.0000                       0.0262
Canada                            0.0310                    0.0292                         0.0280                       0.0181
France                            0.0772                    0.0633                         0.0618                       0.0632
Germany                           0.1775                    0.1904                         0.0727                       0.0707
Hong Kong                         0.0000                    0.0867                         0.0000                       0.1524
Italy                             0.0069                    0.0049                         0.0000                       0.0000
Japan                             0.0419                    0.0300                         0.0324                       0.0210
Malaysia                          0.0022                    0.0008                         0.0030                       0.0010
Mexico                            0.0000                    0.0217                         0.0000                       0.0278
Netherlands                       0.1668                    0.1164                         0.2418                       0.1221
Singapore                         0.0383                    0.0364                         0.0000                       0.0163
South Africa                      0.0000                    0.0208                         0.0000                       0.0252
Spain                             0.0448                    0.0357                         0.0000                       0.0000
Sweden                            0.0718                    0.0514                         0.1062                       0.0689
Switzerland                       0.1730                    0.1238                         0.2006                       0.1602
United Kingdom                    0.1677                    0.1639                         0.2535                       0.2102




Shareholders will receive more detailed information along with their Form 1099-DIV in January 1999.






OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION




OFFICERS AND DIRECTORS

James C. Brady III
Director of the Fund

Jane A. Freeman
Director of the Fund

Samuel R. Karetsky
Director of the Fund

Carl W. Schafer
Director of the Fund

David R. Loevner
President and Director
    of the Fund

William E. Vastardis
Secretary and Treasurer
    of the Fund

Richard Reiter
Assistant Secretary
    of the Fund

Carla E. Dearing
Assistant Treasurer
    of the Fund


INVESTMENT ADVISER

Harding, Loevner Management, L.P.
50 Division Street, Suite 401
Somerville, NJ  08876


ADMINISTRATOR

Investors Capital Services, Inc.
600 Fifth Avenue, 26th Floor
New York, NY  10020


DISTRIBUTOR

AMT Capital Securities, L.L.C.
600 Fifth Avenue, 26th Floor
New York, NY  10020





CUSTODIAN AND FUND
ACCOUNTING AGENT

Investors Bank & Trust Company
P.O. Box 9130
Boston, MA  02117


TRANSFER AND DIVIDEND
DISBURSING AGENT

Investors Bank & Trust Company
P.O. Box 9130
Boston, MA  02117


LEGAL COUNSEL

Dechert Price & Rhoads
1775 Eye Street, N.W
Washington, D.C. 20006-2401


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY  10019